Exhibit 10.31

Certain identified information in this document has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Such redacted information is indicated by [***]. Such redacted information has been excluded from this document because it is both not material and is the type that Azul S.A. treats as private or confidential.

FIRST AMENDMENT TO

AMENDED AND RESTATED EQUITY INVESTMENT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED EQUITY INVESTMENT AGREEMENT, dated as of May 21, 2026 (this “Amendment”), is entered into by and between Azul S.A., a Brazilian corporation (sociedade anônima) (the “Company”), on its own behalf and on behalf and each of its direct and indirect subsidiaries that are a party to the Equity Investment Agreement, and American Airlines, Inc. (the “Subscriber”).

PRELIMINARY STATEMENTS:

WHEREAS, the Company and Subscriber are party to that certain Amended and Restated Equity Investment Agreement, dated as of February 17, 2026, which amended and restated the Equity Investment Agreement dated as of November 7, 2025 (the “Equity Investment Agreement”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the same meanings as specified in the Equity Investment Agreement.

WHEREAS, the parties hereto have, as of the date hereof, amended and restated the Warrant Agreement to provide for certain limited amendments thereto as more fully set forth therein; and

WHEREAS, the parties hereto have agreed to amend the Equity Investment Agreement as set forth herein to provide for certain adjustments relating to the amendments made to the Warrant Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.     Amendments to Equity Investment Agreement.

(a)             Amendments to Section 1.1 of the Equity Investment Agreement. The following definitions in Section 1.1 of the Equity Investment Agreement shall be deleted in their entirety and replaced with the following in lieu thereof:

“Warrant Agreement” means that certain warrant agreement governing the terms of the Warrants, executed between Azul and the Subscriber on February 17, 2026 and amended on May 21, 2026, providing for the issuance and, after obtaining Antitrust Approval, the automatic exercise of the Warrants.

“Warrants” has the meaning specified in the Warrant Agreement.

(b)             Amendments to Section 2.2(a) of the Equity Investment Agreement. Section 2.2(a) of the Equity Investment Agreement is hereby amended by deleting “On the Warrant Issue Date, Azul shall issue the Warrants” and replacing it with “No later than the First Tranche Delivery Deadline and the Second Tranche Delivery Deadline (as such terms are defined in the Warrant Agreement), Azul shall issue the First Tranche Warrants and the Second Tranche Warrants (as such terms are defined in the Warrant Agreement), respectively,” in lieu thereof.

(c)             Amendments to Section 2.5(b) of the Equity Investment Agreement. Section 2.5(b) of the Equity Investment Agreement is hereby amended by deleting Section 2.5(b) in its entirety and replacing it with the following in lieu thereof:

No later than the First Tranche Delivery Deadline and the Second Tranche Delivery Deadline (as such terms are defined in the Warrant Agreement), after giving effect to the required preemptive rights and considering the waiver by certain shareholders as set forth in the Warrant Agreement, the Company will deliver First Tranche Warrants exercisable into 26,389,528 Common Shares and Second Tranche Warrants exercisable into 5,449,247 Common Shares, respectively, to the Subscriber for a total purchase price payable to the Company pursuant to Section 2.1 of the Warrant Agreement.

(d)             Amendments to Schedule 1 of the Equity Investment Agreement. Schedule 1 of the Equity Investment Agreement is hereby amended by deleting Schedule 1 in its entirety and replacing it with Schedule 1 attached hereto.

(e)             Amendments to Exhibit I of the Equity Investment Agreement. Exhibit I of the Equity Investment Agreement is hereby amended by deleting Exhibit I in its entirety and replacing it with Exhibit I attached hereto.

SECTION 2.     Effectiveness. This Amendment shall become effective as of the date first written above in the preamble of this Amendment.

SECTION 3.     Other Agreements. The Company hereby confirms that (a) the Additional Warrant Agreement, as amended concurrently to this Amendment, reflects the material terms and conditions, and entitles United to rights thereunder, that are no more favorable than the material terms of the Warrant Agreement, as amended concurrently to this Amendment; provided that the Common Shares to be held by the Subscriber and United upon exercise of the Warrant Agreement and Additional Warrant Agreement, respectively, shall be consistent with Exhibit I of the Equity Investment Agreement and (b) there have been no amendments, modifications or other changes to the Amended United Investment Agreement.

SECTION 4.     Reference to and Effect Upon the Equity Investment Agreement.

(a)             Except as expressly modified by this Amendment, all terms, conditions, covenants, representations and warranties contained in the Equity Investment Agreement and the Warrant Agreement, and all rights and obligations of the Subscriber and the Company thereunder, shall remain in full force and effect. The parties hereby confirm that, except as expressly modified

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by this Amendment, the Equity Investment Agreement and the Warrant Agreement are in full force and effect.

(b)             Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Equity Investment Agreement or Warrant Agreement, (ii) amend, modify or operate as a waiver of any provision of the Equity Investment Agreement, or (iii) constitute a course of dealing or other basis for altering the Equity Investment Agreement.

SECTION 5.     GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without reference to principles of conflict of laws. Section 10.4 of the Equity Investment Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 6.     Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 7.     Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

AZUL SECURED FINANCE LLP By : Azul Linhas Aéreas Brasileiras S.A., its Managing Partner
By:	/s/ Abhi Manoj Shah
Name: Abhi Manoj Shah
Title: Chief Executive Officer
AZUL S.A.
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Chief Executive Officer
AZUL LINHAS AÉREAS BRASILEIRAS S.A.
By:	/s/ Abhi Manoj Shah
Name: Abhi Manoj Shah
Title: Chief Executive Officer
AZUL INVESTMENTS LLP, as a Guarantor By: Azul Linhas Aéreas Brasileiras S.A.
By:	/s/ Abhi Manoj Shah
Name: Abhi Manoj Shah
Title: Chief Executive Officer

[Signature Page to First Amendment to Amended and Restated Equity Investment Agreement]

AZUL CONECTA LTDA.
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Officer
INTELAZUL S.A.
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Chief Executive Officer
ATS VIAGENS E TURISMO LTDA.
By:	/s/ Abhi Manoj Shah
Name: Abhi Manoj Shah
Title: Chief Executive Officer
CRUZEIRO PARTICIPAÇÕES S.A.
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Chief Executive Officer
AZUL SECURED FINANCE II LLP By : Azul Linhas Aéreas Brasileiras S.A., its Managing Partner
By:	/s/ Abhi Manoj Shah
Name: Abhi Manoj Shah
Title: Chief Executive Officer

[Signature Page to First Amendment to Amended and Restated Equity Investment Agreement]

CANELA INVESTMENTS LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Secretary
AZUL FINANCE LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
AZUL FINANCE 2 LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
BLUE SABIA LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
AZUL SOL LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
AZUL SAIRA LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President

[Signature Page to First Amendment to Amended and Restated Equity Investment Agreement]

CANELA TURBO THREE LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
CANELA 336 LLC
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
ATSVP – VIAGENS PORTUGAL, UNIPESSOAL LDA.
By:	/s/ Abhi Manoj Shah
Name: Abhi Manoj Shah
Title: Manager
AZUL IP CAYMAN HOLDCO. LTDA.
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: President
AZUL IP CAYMAN LTD.
By:	/s/ John Peter Rodgerson
Name: John Peter Rodgerson
Title: Director

[Signature Page to First Amendment to Amended and Restated Equity Investment Agreement]

SUBSCRIBER:

American Airlines, Inc.

By: /s/ Anthony Richmond

Name: Anthony Richmond

Title: Executive Vice President, Corporate Affairs and Chief Legal Officer

[Signature Page to First Amendment to Amended and Restated Equity Investment Agreement]

Schedule 1

Subscriber	Exercise Price	Issuable Securities
American Airlines, Inc.	$100,000,000.00	7.73%[1]

1 Subject to dilution as described in the Equity Ownership Table.

Exhibit I

Equity Ownership Table

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